Schedule 14A Information


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                  --------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title  of each  class of  securities  to  which  transaction  applies:
          ______________________

     (2)  Aggregate   number  of  securities  to  which   transaction   applies:
          ______________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________

     (4)  Proposed maximum aggregate of transaction: ______________________

     (5)  Total fee paid: ______________________

[ ] Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



     (1)  Amount Previously Paid: ______________________

     (2)  Form, Schedule or Registration Statement No.: ______________________

     (3)  Filing Party: ______________________

     (4)  Date Filed: ______________________




                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017


March 3, 2003


Dear Shareholder:

     I am writing to inform you of the upcoming Special Meeting of Shareholders of the Matrix Advisors Value Fund, Inc. (the "Fund") to be held at 2:00 p.m., Monday, April 28, 2003, at the offices of Matrix Asset Advisors, Inc., 747 Third Avenue, 31st Floor, New York, New York 10017. At this meeting, you are being asked to vote on an important proposal affecting the Fund: to ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the 2003 fiscal year. The firm of Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, Pennsylvania 19103, has been the Fund's independent accountants for over five years. The Board of Directors of the Fund unanimously believes that this proposal is in the Fund's and your best interest.

     The Board of Directors of the Fund has unanimously approved this proposal and recommends a vote "FOR" the proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact us at 1-800-366-6223.

     Thank you for investing in the Fund and for your continuing support.

                                                             Sincerely,

                                                             /s/ David A. Katz
                                                             -----------------
                                                             David A. Katz
                                                             President


Enclosures




                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Matrix Advisors Value Fund, Inc. (the "Fund") will be held at the offices of Matrix Asset Advisors, Inc., 747 Third Avenue, 31st Floor, New York, New York 10017 on Monday, April 28, 2003 at 2:00 p.m., local time. The purpose of the Special Meeting is:

     1. To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending June 2003; and

     2. To consider and act upon any other business which may properly come before the Meeting or any adjournments thereof.

     Only shareholders of record at the close of business on February 11, 2003, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.



     As a shareholder of the Matrix Advisors Value Fund, Inc., you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed postage prepaid envelope. Your prompt return of the proxy card will help avoid additional expenses to the Fund's administrator associated with further solicitation. You also may submit your proxies by telephone or by Internet as shown on your proxy cards. Voting your proxy card will not prevent you from voting your shares in person at the Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.




                                           By Order of the Board of Directors,

                                           /s/ Douglas S. Altabef
                                           ----------------------
                                           Douglas S. Altabef
                                           Secretary

New York, New York
March 3, 2003



                                 MATRIX ADVISORS
                                VALUE FUND, INC.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          To be held on April 28, 2003

     GENERAL. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Matrix Advisors Value Fund, Inc. (the "Fund"). The proxy will be voted at the Special Meeting (the "Meeting") of Shareholders to be held at the offices of Matrix Asset Advisors, Inc., 747 Third Avenue, 31st Floor, New York, New York 10017 on Monday, April 28, 2003 at 2:00 p.m., local time, and any adjournments thereof, for the purposes set forth in the enclosed Notice of Special Meeting of Shareholders. The Notice of Special Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about March 5, 2003.

     RECORD DATE/SHAREHOLDERS ENTITLED TO VOTE. The Fund is a Maryland corporation and registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The record holders of outstanding shares of the Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Only shareholders of record as of the close of business on February 11, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. As of the Record Date, there were 1,849,704.538 issued and outstanding shares of the Fund.

     VOTING OF PROXIES. Whether you expect to be personally present at the Meeting or not, please vote your proxy. You may submit the proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope; (2) by telephone at the number shown on the proxy card; or (3) by Internet as shown on the proxy card. Properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted "FOR" Proposal 1 set forth in the Notice and in the discretion of the persons named as proxies on such matters that may properly come before the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before the Meeting by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Meeting and voting in person. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed.

     QUORUM REQUIRED TO HOLD MEETING/DEFINITION OF MAJORITY. Under the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares entitled to vote at the Meeting. However, for purposes of Proposal 1, a "majority" of the outstanding shares is defined as
(A) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund, whichever is less.

     Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the shareholders on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting, except that for any proposal requiring the affirmative vote of the Fund's outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Meeting may be adjourned to permit further solicitation of proxies. The vote required to adjourn the Meeting is a majority of votes cast upon the question of adjourning the Meeting to another date and time, whether or not a quorum is present. Proxies will be voted "FOR" any adjournment favored by the proxies named on the enclosed proxy card unless you direct otherwise.

     METHOD AND COST OF PROXY  SOLICITATION.  Proxy  solicitations  will be made primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund or its investment advisor, and without separate compensation. The costs of proxy solicitation and expenses incurred in connection with the preparation and mailing of this Proxy Statement and its enclosures will be paid by the Fund's administrator, which will also reimburse nominees and other fiduciaries for their reasonable expenses in forwarding solicitation materials to their principals. Additional expenses associated with any solicitation made by telephone or personal interviews is expected to be minimal and will be paid by the Fund's administrator as well. There will be no cost to the Fund or to its shareholders.

     The Fund's most recent annual report to shareholders and most recent semi-annual report to shareholders are available upon request, without charge, by writing the Fund at 747 Third Avenue, 31st Floor, New York, New York 10017, or calling the Fund at 1-800-366-6223


PROPOSAL 1: TO RATIFY THE SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT ACCCOUNTANTS OF THE FUND FOR THE 2003 FISCAL YEAR

     The Board of Directors, including each of the directors who are not "interested persons" (as defined by the 1940 Act) of the Fund or Matrix Asset Advisors, Inc. (the "Independent Directors"), has unanimously selected the firm of Tait, Weller & Baker as the independent accountants of the Fund for the Fund's 2003 fiscal year. At the Meeting, shareholders will vote on a proposal to ratify the selection of Tait, Weller & Baker by the Board of Directors. As required by the 1940 Act, the selection of the independent accountants is subject to the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for the purpose of voting on such matter, to terminate such employment without penalty. Tait, Weller & Baker has advised the Fund that to the best of its knowledge and belief, as of the record date, no professional of Tait, Weller & Baker had any direct or material indirect ownership interest in the Fund inconsistent with the independence standards pertaining to accountants.

     The independent accountants audit the annual financial statements of the Fund and provide other audit and tax-related services to the Fund. In recommending the selection of Tait, Weller & Baker as the Fund's independent accountants, the Audit Committee, which consists of all of the Independent Directors, reviewed the nature and scope of the services to be provided
(including non-audit services) and considered whether the performance of non-audit services would affect the accountants' independence. Representatives of Tait, Weller & Baker are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     Tait Weller & Baker has advised the Audit Committee that (1) it has no direct or indirect financial interest in the Fund or in Matrix Asset Advisors, Inc. or any person that controls, is controlled by or is under common control with Matrix Asset Advisors, Inc.; and (2) during each of the Fund's two most recent fiscal years, it has not provided professional services to Matrix Asset Advisors, Inc. any person that controls, is controlled by or is under common control with Matrix Asset Advisors, Inc. During the Audit Committee's most recent consideration of the selection of independent accountants for the Fund, the Audit Committee considered Tait Weller & Baker's independence in making their decision.

     AUDIT FEES. For the audit of the Fund's annual financial statements for the fiscal year ended June 30, 2002, the Fund was billed $13,000 by Tait Weller & Baker.

     ALL OTHER FEES. Tait Weller & Baker did not provide any other services to the Fund during the most recent fiscal year

     Ratification of the selection of Tait, Weller & Baker as independent accountants of the Fund requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy.

The Directors unanimously recommend that you vote for ratification of the selection of Tait, Weller & Baker as independent accountants of the fund for the 2003 fiscal year.

                             ADDITIONAL INFORMATION

     INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR. The Fund's investment advisor is Matrix Asset Advisors, Inc., 747 Third Avenue, 31st Floor, New York, New York 10017. The Fund's principal office is located at the same address as the investment advisor. The Fund's administrator is U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741. The Fund's distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

     CONTROL PERSONS. As of the Record Date, the following person owns of record or is known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund. As a result, the person may be deemed to control the Fund. Through exercise of its voting power with respect to shares of the Fund, the person may be able to determine the outcome of the voting on Proposal 1, depending on the vote of other shareholders on those proposals. As of the Record Date, the Directors and officers of the Fund beneficially owned less than 1% of the Fund's outstanding shares.

     Name and Address                     Number of Shares         Percentage
     ----------------                     ----------------         ----------
     Charles Schwab & Co Inc
     Special Account for Customers         1,288,114.3720             70.08%
     101 Montgomery St.
     San Francisco, CA 94104-4122

     OTHER MATTERS TO COME BEFORE THE MEETING. The Board knows of no other matters that may come before the Meeting, other than Proposal 1 as set forth above. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by such proxies in accordance with their best judgment with respect to such matters.

     DEADLINE FOR SHAREHOLDER PROPOSALS. As a Maryland corporation, the Fund is not required to hold shareholder meetings on a regular basis. Accordingly, the Fund does not intend to hold such meetings unless required to do so under the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if such meeting is called, should submit such proposal to the Fund within a reasonable time before solicitation of proxies for such meeting occurs. Shareholders should be aware, however, that unless certain federal rules are complied with, the mere submission of a proposal to the Fund does not guarantee that it will be considered at the next meeting of shareholders.

                                            By Order of the Board of Directors,

                                            /s/ Douglas S. Altabef
                                            ----------------------
                                            Douglas S. Altabef
                                            Secretary

New York, New York
March 3, 2003




                        MATRIX ADVISORS VALUE FUND, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2003

The undersigned shareholder(s) of Matrix Advisors Value Fund, Inc. appoints David A. Katz and Douglas S. Altabef, jointly and severally, as proxies for the undersigned, with full power of substitution to act for and vote on behalf of the undersigned all shares of the Matrix Advisors Value Fund, Inc., which the undersigned would be entitled to vote if personally at the Special Meeting of Shareholders of the Matrix Advisors Value Fund, Inc. to be held at the offices of Matrix Asset Advisors, Inc., 747 Third Avenue, 31st Floor, on Monday, April 28, 2003 at 2:00 p.m., local time, and all adjournments thereof, on matters listed on the reverse side, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated March 3, 2003, receipt of which is acknowledged by the undersigned. This Proxy may be revoked at any time prior to the Meeting.

If this proxy is properly executed and received by the Secretary prior to the Meeting, the shares represented hereby will be voted in the manner directed herein. If not otherwise specified, this proxy will be voted FOR Proposal 1.


                           PLEASE SIGN ON REVERSE SIDE

--------------------------------------------------------------------------------
|X|
Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.


PROPOSAL 1        To ratify the selection of Tait, Weller & Baker as
                  independent accountants of the Fund for the fiscal year ending
                  June 2003.

                  FOR               AGAINST           ABSTAIN
                  [ ]                 [ ]               [ ]

In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournment thereof.


                    Date ______________________________, 2003

                    Please date and sign below as name appears at left. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.


                    ____________________________________________________________
                    Signature(s) and Title(s), if applicable (Sign in the Box)

                    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE